                                 [Q COMM LOGO]

             NUMBER                                                                              SHARES
                                               Q COMM INTERNATIONAL, INC.
              QC
                                            CAPITALIZATION 50,000,000 SHARES
                                                     COMMON STOCK
                                                    PAR VALUE $.001
      NOT VALID UNLESS
COUNTERSIGNED BY TRANSFER AGENT       INCORPORATED UNDER THE LAWS OF THE STATE OF UTAH        CUSIP 74727M 30 6

THIS CERTIFIES THAT




IS THE RECORD HOLDER OF


               Shares of Q COMM INTERNATIONAL, INC. Common Stock

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrant.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:



/s/ Michael K. Openshaw                                 /s/ Paul C. Hickey
SECRETARY OF CHIEF FINANCIAL OFFICER                    CHIEF EXECUTIVE OFFICER

                            Q COMM INTERNATIONAL INC
                                      SEAL
                                      UTAH




COUNTERSIGNED AND REGISTERED,
              AMERICAN STOCK TRANSFER & TRUST COMPANY
                        (NEW YORK, NY)                       TRANSFER AGENT
                                                             AND REGISTRAR

BY

                                                        AUTHORIZED SIGNATURE

NOTICE: Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a savings bank) or a trust company.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.


TEN COM - as tenants in common                              UNIF GIFT MIN ACT-_____________Custodian______________
TEN ENT   as tenants by the entireties                                           (Cust)                 (Minor)
JT TEN  - as joint tenants with right of                                        under Uniform Gifts to Minors
          survivorship and not as tenants                                       Act _________________
          in common                                                                     (state)


     Additional abbreviations may also be used though not in the above list

For Value Received, ______________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------
|                                     |
|                                     |
|                                     |
---------------------------------------


--------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

------------------------------------------------------------------------ Shares
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

---------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated _______________



--------------------------------------------------------------------------------
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
        WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed.



--------------------------------------------------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS STOCKBROCKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEED MEDALLION PROGRAM) PURSUANT TO SEC RULE 17Ad 15


KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.